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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): April 21, 2006

                                O. I. CORPORATION
             (Exact name of registrant as specified in its charter)


          OKLAHOMA                     0-6511                   73-0728053
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
       of incorporation)                                  Identification Number)


                      151 GRAHAM ROAD
                       P.O. BOX 9010
                   COLLEGE STATION, TEXAS                   77842-9010
         ---------------------------------------            ----------
         (Address of principal executive office)            (Zip Code)


                                 (979) 690-1711
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) On April 21, 2006, Juan M. Diaz resigned from his positions as Vice President-Corporate Controller of O.I. Corporation (the "Company") effective at a date yet to be determined but no later than June 30, 2006, as announced in the Company's press release attached as Exhibit 99.1 to this Current Report. Mr. Diaz served as the Company's principal financial officer and principal accounting officer.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

        Exhibit No.      Description
        -----------      -----------
           99.1          Press release of April 25, 2006, announcing the
                         resignation of Juan M. Diaz from his positions with the Company (Filed herewith).


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                O. I. CORPORATION


Date: April 25, 2006                            By:  /s/ William W. Botts
                                                --------------------------------
                                                Name:  William W. Botts
                                                Title: President/CEO